UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ⌧ Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e) (2))

⌧	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material Pursuant to Sec. § 240.14a-12

CSP INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

⌧	No fee required.

◻	Fee paid previously with preliminary materials.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CSP INC.

Dear Stockholders:

You are cordially invited to attend a Special Meeting of the Stockholders of CSP Inc. The Special Meeting will be held on June 26, 2024, at 9:00 a.m. local time at our CSP Inc. office located at 1182 East Newport Center Drive, Deerfield Beach, Florida 33442.

The attached Notice of the Special Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Special Meeting. Directors and officers of the Company will be available at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Special Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” the proposals set forth in this Proxy Statement. If any other business is properly presented at the Special Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

Your vote is very important to us, regardless of the number of shares that you own. Whether or not you plan to attend the Special Meeting, please vote as soon as possible to make sure your shares are represented at the Special Meeting. To simplify this process, your vote may be cast over the Internet, by telephone or by mail.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support. We look forward to seeing you at the Special Meeting.

Sincerely,

/s/Victor Dellovo
Victor Dellovo
Chief Executive Officer

May 28, 2024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date: June 26, 2024

Time: 9:00 a.m. local time

Place:	CSP Inc. Office in Deerfield Beach, Florida

1182 East Newport Center Drive

Deerfield Beach, Florida 33442

At the Special Meeting you will be asked:

1.

to approve an amendment to the Company’s Articles of Organization to effect an increase in the total number of shares of common stock of the Company from 9,753,900 shares to 20,000,000 shares (the “Charter Amendment Proposal”); and

2.

to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum (the “Adjournment Proposal”).

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Special Meeting. If any other matters should be properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal.

Only stockholders of record as of the close of business on May 21, 2024 are entitled to receive notice of, to attend and to vote at the Special Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Special Meeting and how to direct the vote of your shares, and you are welcome to attend the Special Meeting online, all as described in more detail in the attached Proxy Statement. The Special Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors,

/s/Gary W. Levine
Gary W. Levine
Secretary

Lowell, Massachusetts

June 26, 2024

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING WHETHER OR NOT YOU ATTEND, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE AS PROMPTLY AS POSSIBLE.

ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 26, 2024. The notice of Special Meeting, proxy statement, and proxy card are also available at www.proxyvote.com

CSP INC.

(A Massachusetts Corporation)

PROXY STATEMENT

Special Meeting of Stockholders

June 26, 2024

CSP Inc.
175 Cabot Street, Suite 210

Lowell, MA 01854
(978) 954-5038

PROXY STATEMENT

GENERAL INFORMATION

For the Special Meeting of Stockholders

To Be Held on June 26, 2024

INFORMATION CONCERNING THE PROXY MATERIALS AND THE SPECIAL MEETING

Our Board of Directors is soliciting proxies to be voted at the Special Meeting of Stockholders to be held on June 26, 2024, which is referred to in this proxy statement as the Special Meeting. Your vote is very important. For this reason, our Board is requesting that you permit your common stock to be represented at the Special Meeting by the persons named as proxies for the Special Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Our principal executive offices are located at 175 Cabot St. Suite 210, Lowell, Massachusetts 01854. Our main telephone number is (978) 954-5038. In this proxy statement, CSP Inc. is sometimes referred to as the “Company”, “CSPI”, “we” or “our”.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on June 26, 2024.

Pursuant to the rules adopted by the Securities and Exchange Commission, which is referred to in this proxy statement as the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of Special Meeting, proxy statement, and proxy card, and by notifying you of the availability of our proxy materials on the Internet. The notice of Special Meeting, proxy statement, and proxy card are also available at www.proxyvote.com. In accordance with SEC rules, the materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices which identify visitors.

We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about May 31, 2024.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

Where and when is the Special Meeting of Stockholders?

Our Special Meeting of stockholders will be held at our South Florida office, located at 1182 East Newport Center Drive, Deerfield Beach, Florida at 9:00 a.m. local time on June 26, 2024.

Who may attend the special meeting?

To attend you must be a CSP Inc. shareholder as of the record date. We intend to hold our special meeting in person.

Who may vote at the Special Meeting?

You may vote if our records show that you owned your shares on May 21, 2024, which is the record date for the Special Meeting (the “Record Date”). At the close of business on the Record Date, 9,753,900 shares of our common stock were issued and outstanding and eligible to vote. You may cast one vote for each share of common stock held of record by you on the record date on all matters presented.

Why did I receive the proxy materials by e-mail?

You requested that the Company or a broker, bank or other nominee holding your shares deliver proxy materials to you electronically by e-mail. If you hold your shares through a bank, broker or other nominee, please contact that holder for information about starting or stopping e-mail delivery of proxy materials. If your shares are held by the Company and you wish to terminate this request, please contact our transfer agent, Equiniti Trust Company (formerly American Stock Transfer & Trust Company, LLC) by calling (800) 468-9716 or writing 6201 15th Avenue, Brooklyn, New York 11219.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials, including your proxy card, were sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us via the Internet, by telephone or by mail, or to vote in person at the Special Meeting.

Beneficial Owner. If your shares are held in a stock brokerage account, or by a bank or other nominee, you are considered the beneficial owner of the shares, which are held in “street name,” and the proxy materials, including your proxy card, are being provided to you by your broker, bank or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote those shares and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has sent you a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote on each matter presented for a vote at the meeting. There is no cumulative voting. We had 9,753,900 shares of common stock outstanding and entitled to vote on the record date.

How many votes must be present to hold the Special Meeting?

We must have a quorum in order to hold the Special Meeting and conduct business. The presence at the meeting, in person or by proxy, of the holders of a majority of our issued and outstanding shares or 4,876,951 shares of common stock as of the Record Date constitutes a quorum. Each share of our common stock is entitled to one vote on each matter presented for a vote at the meeting. Shares are counted if you are present at the Special Meeting or a proxy card has been properly submitted by you or on your behalf. Abstentions are counted as present for the purpose of determining the presence of a quorum at a meeting of stockholders. Proxies received from brokers that express a vote on any matter will also be counted as present, even if they show a broker “non-vote” on any other matter(s). The vote on each matter submitted to stockholders is tabulated separately. Equiniti Trust Company will tabulate the votes.

If on the date scheduled for the Special Meeting a quorum does not exist for purposes of conducting business at the Special Meeting, the management persons named as proxies in the proxy card will use the discretionary authority granted to them thereby to adjourn the meeting to a future date for purposes of seeking a quorum.

I own my shares in “street name.” Will my broker vote?

If you provide voting instructions to your broker, your broker will vote in accordance with your instructions. The ability of brokers to vote your shares for you without instructions from you is governed by Rule 452 of the New York Stock Exchange (NYSE), which regulates the behavior of brokers who are “member organizations” of the NYSE (without regard to what exchange the shares are traded on).  We anticipate that the proposed amendment to our Articles of Organization (Proposal One) and also the Adjournment (Proposal Two) will both be considered “routine” matters, in accordance with NYSE Proxy Rule 452, allowing your broker to vote on both proposals without instructions from you.

How many votes are required to approve the Charter Amendment Proposal (Proposal One) and the Adjournment Proposal (Proposal Two)?

To be approved, Proposal One requires the affirmative vote of the majority of all the shares of common stock entitled to vote as of the Record Date.  You may cast a vote either “FOR” or “AGAINST” the proposal or you may abstain.  A vote to abstain or a broker non-vote is the equivalent of a vote “AGAINST” the proposal.   Proposal Two requires the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy. You may cast a vote either “FOR” or “AGAINST” the proposal or you may abstain. A vote to abstain is the equivalent of a vote “AGAINST” Proposal Two. A broker “non-vote” will not be counted as a vote cast and will have no impact on Proposal Two.

How do I vote?

You may vote in one of four ways:

• Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

• By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

• By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

• In Person

What if I submit my proxy but do not vote for one or more of the proposals?

If you submit your proxy via the Internet, by telephone or by returning your signed proxy card, but do not mark or specify selections, then the shares covered by your proxy will be voted as recommended by the Board of Directors in this proxy statement. If you indicate a choice with respect to any matter to be acted upon on your proxy, the shares you hold will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares through a broker or other nominee and do not submit your selections in accordance with the instructions received from your broker or other nominee, the broker or other nominee will determine if it has discretionary authority to vote on the particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have discretion to vote such shares on routine matters, but not on non-routine matters.

Can I change or revoke my vote after submitting it?

Yes. After you submit your vote via the Internet, by telephone or by mail, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our corporate secretary specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or by voting by ballot at the Special Meeting if you are a record holder. If you are a beneficial owner and vote your shares through your broker, bank or other nominee and have previously given instructions that you wish to change or revoke, you can provide new, later-dated instructions to your broker, bank or nominee to act as you so instruct.

What should I do if only one set of proxy materials for the Special Meeting are sent and there are multiple CSPI stockholders in my household?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. You may promptly obtain an additional copy of the proxy materials and our 2023 Annual Report at no charge by sending a written request to Broadridge Financial Solutions, or by calling Broadridge toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our Proxy Statement and Annual Report, please contact Broadridge, as described above. As a number of brokerage firms have instituted householding if you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.

Where can I find more information?

We file annual, quarterly and current reports, proxy statements, and other information with the SEC, which is available on our website, www.cspi.com. Our SEC filings are also available to the public, free of charge, on the SEC’s website at http://www.sec.gov. Our common stock is traded on the NASDAQ Global Market (NASDAQ) under the symbol “CSPI.”

Who can help answer my questions?

If you have additional questions about the matters proposed for consideration at the Special Meeting, you should contact:

CSP Inc.
175 Cabot Street, Suite 210
Lowell, MA 01854
Attn: Gary W. Levine, Chief Financial Officer
Phone: (978) 954-5040

What should I do now?

Carefully read this document and either submit your vote via the Internet or by telephone or, if voting by mail, indicate on the proxy card how you want to vote. If voting by mail, sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should submit your vote now even if you expect to attend the Special

Meeting and vote in person. Submitting your vote now will not prevent you from later canceling or revoking your proxy up until the meeting and will ensure that your shares are voted if you later find you cannot attend the Special Meeting.

How do I find out the voting results?

Preliminary voting results will be announced at the Special Meeting, and the final voting results will be published in a Form 8-K filed with the SEC within four (4) business days after the Special Meeting.

You may obtain a copy of the filed Form 8-K by visiting the investor relations section of our website (www.cspi.com) or the SEC’s website, contacting our Investor Relations department by calling 978-954-5038, or writing to Investor Relations, CSP Inc., 175 Cabot Street, Suite 210, Lowell, Massachusetts 01854.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders may contact our transfer agent, Equiniti Trust Company, by calling the Customer Support Department (800) 468-9716 or writing 6201 15th Avenue, Brooklyn, New York 11219.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our only issued and outstanding class of voting securities is our common stock. Holders of common stock are entitled to one vote per share of such stock held by them of record at the close of business on May 21, 2024, upon each matter which may come before the Special Meeting. At the close of business on May 21, 2024, the record date for the Special Meeting, there were 9,753,900 shares of common stock issued and outstanding.

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table sets forth certain information as of May 21, 2024, the record date for our Special Meeting, regarding each person known by us to own beneficially more than 5% of our common stock, each director and nominee for director of the Company, each executive officer named in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned (1 and 3)		Percent of Class (2)
Joseph R. Nerges	1,344,771	(4)	13.8%
1726 Bundy Street
Scranton, PA 18508
Visionary Wealth Advisors	586,806	(5)	6.0%
1405 North Green Mount Rd Suite 500
O’Fallon, IL 62208
Dimensional Fund Advisors LP	534,418	(6)	5.5%
6300 Bee Cave Road, Building One
Austin, TX 78746
Victor Dellovo*	796,610		8.2%
C. Shelton James*	111,606	(7)	1.1%
Gary W. Levine	198,196		2.0%
Gary Southwell	100,102		1.0%**
Mike Newbanks	100,614		1.0%**
Charles Blackmon*	108,500		1.1%**
Marilyn Smith*	108,500		1.1%**
Izzy Azeri*	95,990		1.0%**
All directors and executive officers as a group (8 persons)	1,620,118		16.6%

*            Director

**          Owns less than one percent

(1)

Except as otherwise noted, all persons and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of May 21, 2024 the record date of our Special Meeting.

(2)	Computed pursuant to Rule 13d-3 under the Exchange Act.
(3)	The share numbers in the chart above and the footnotes below were adjusted to reflect the two-for-one-stock split in the form of a 100% stock dividend that was paid on March 20, 2024;

(4)

Joseph R. Nerges filed a form 4 on May 17, 2024 in which he states he is the beneficial owner with sole power to vote and to dispose of 1,342,721 shares of our common stock. CSPi and Mr. Nerges was a party to a Confidentiality and Non-Disclosure Agreement dated May 10, 2022 to allow the parties to more freely discuss CSPi’s business and financial results. In return for receiving such business and financial information, Mr. Nerges has agreed, among other provisions, to only trade during the Company’s open trading windows, to support CSPi’s slate of directors at its upcoming annual meeting, and, without Board consent, exceed an ownership threshold of no more than 15% of the Company’s common stock. Unless renewed by the parties, the Confidentiality Agreement expired on May 15, 2024. Mr. Nerges, also filed a

Form 4 on May 22, 2024, indicating that he purchased 1,100 shares of our common stock on the open market on May, 20, 2024 and an additional 950 shares on May 21, 2024.

(5)

Visionary Wealth Advisors furnished us with a report on Schedule 13G filed on February 14, 2024, in which Visionary has advised us that it is a registered investment advisor in accordance with Sec. 240, 13d-1 (b) (1) (ii) and in its role as advisor has sole voting power over 6,400 shares of our common stock and shared dispositive power to vote 586,806 shares of our common stock.

(6)

Dimensional Fund Advisors LP furnished us with a report on Schedule 13G/A filed on February 9, 2024 in which Dimensional has advised us that it is a registered investment advisor or manager for four investment companies (Funds) registered under the Investment Company Act of 1940 and in its role as advisor has sole voting power with respect to 532,786 shares of common stock and sole power to dispose with respect to 534,418 shares of our common stock. Dimensional states in the filing that it disclaims beneficial ownership of such securities and all securities are owned by the Funds.

(7)	Represents 111,286 shares owned by Mr. James and includes 320 shares owned by Mr. James’ wife. However, Mr. James disclaims beneficial ownership of these shares.

PROPOSAL ONE:

APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT
AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES

General

We are asking stockholders to approve a proposed amendment to the Charter to effect an increase in the total number of shares of common stock of the Company from 9,753,900 shares to 20,000,000 (the “Authorized Shares Increase”), as further described below. The Board has unanimously approved and declared advisable the Authorized Shares Increase and recommends that the Company’s stockholders approve the Authorized Shares Increase. The text of the proposed charter amendment to implement the Authorized Shares Increase is attached hereto as Appendix A (the “Charter Amendment”).

If stockholders approve this proposal, then the Board will cause the Charter Amendment to be filed with the Massachusetts Secretary of State and the Authorized Shares Increase to be effected. However, if the Board were to subsequently determine that the Authorized Shares Increase was no longer in the best interests of the Company and its stockholders, the Board may determine in its discretion not to effect the Authorized Shares Increase and not to file the Charter Amendment. No further action on the part of stockholders will be required to either implement or abandon the Authorized Shares Increase.

The Charter currently authorizes the issuance of up to 9,753,500 shares of common stock, par value $0.01 per share (the “common stock”).  All 9,753,500 authorized shares of common stock are currently issued and outstanding.  Accordingly, we currently have no shares available for issuance, including to grant equity awards to incentivize and compensate our directors, employees and consultants, or if needed, to raise additional capital to fund business operations, or to make acquisitions.  We are asking stockholders to approve an increase in the number of authorized shares of common stock to 20,000,000 shares.

On February 21, 2024, the Board approved and declared a two for one stock split to be effected in the form of a 100% stock dividend.  The stock dividend was paid on March 20, 2024 to the shareholders of record as of the close of business on March 6, 2024.  All of the remaining authorized and unissued shares of common stock were issued in the stock dividend.

As a result, as of the Record Date, we have no further authorized shares of common stock available for any future business purposes. In addition to the shares of common stock issued and outstanding on the Record Date, the Company has 102,904 shares available for grant under the Company’s 2015 Stock Incentive Plan (the “Plan”) and 262,658 shares available for grant under the Company’s 2014 Employee Stock Purchase Plan (“ESPP”). However, unless the Charter Amendment Proposal is approved, the Company will not be able make grants under the Plan or the ESPP as it does not currently have shares available for issuance.

The Company does not have any authorized preferred stock under its Charter.

Reasons for the Authorized Shares Increase

The Board believes that the Authorized Shares Increase is advisable and in the Company’s and its stockholders’ best interests, as it would provide the Company with flexibility to issue shares for general corporate purposes.  By way of illustration, such purposes may include (a) making equity incentive awards to its employees from the Company’s stock-based plans, (b) utilizing shares for raising capital, or for structuring transactions with business partners, joint venture investors, or other entities, or (c) for other business purposes.

Principal Effects of the Authorized Shares Increase

The chart below illustrates the number of shares of common stock that will be available for issuance if the Authorized Shares Increase is approved and the Charter Amendment is effected.

	Estimated number of shares of common stock before the increase	Estimated number of shares of common stock after the increase
Authorized	9,753,900	20,000,000
Outstanding	9,753,900	9,753,900
Reserved for future issuance under stock plans(1)	365,562	365,562
Available for issuance	0	9,880,538

(1)

As of the Record Date, the company does not have any outstanding options or warrants. However, the Company has available 102,904 shares to be granted under its Plan and 262,658 available to be granted under its ESPP that cannot be utilized until such time as there are available authorized shares under our Charter. If the Charter Amendment is approved at the special meeting, these shares will be reserved for issuance against the additional shares to be authorized under the Charter Amendment, as set forth in the second column above.

The 10,246,100 additional shares of common stock authorized by the Charter Amendment, if approved, would have the same powers, preferences, and rights as the currently outstanding shares of common stock. Therefore, approval of the Charter Amendment and any subsequent issuance of additional shares of common stock would not affect a current stockholder’s rights as a stockholder, except for any dilutive effects incidental to increasing the number of our outstanding shares of common stock to earnings per share, book value per share, and the voting power of current holders of common stock. The Charter Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders unless additional shares are issued.

As is true for shares previous authorized but unissued, the future issuance of common stock authorized by the Charter Amendment may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the book value per share held by existing stockholders and have a negative effect on the market price of the common stock. Further, the additional shares of common stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or the Nasdaq Global Market (“Nasdaq”) rules.

Certain Risks and Potential Disadvantages Associated with the Authorized Shares Increase

The Board does not intend to issue any shares of common stock except for purposes and on terms that the Board believes to be in the best interests of the Company and its stockholders. However, depending on the purpose and terms of issuance at the time, if we issue additional shares of common stock or other securities convertible into common stock in the future, it will dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The proposed Authorized Shares Increase could also, under certain circumstances, make more difficult or discourage attempts to obtain control of the Company, thereby having an anti-takeover effect. While this is not the purpose or intent of the Board’s support of this proposal, we might be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. For example, we could issue additional shares without further stockholder approval so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Authorized Shares Increase therefore may have the effect of discouraging unsolicited takeover attempts. Although the Authorized Shares Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the Authorized Shares Increase could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

Interest of Certain Persons in Matters to be Acted Upon

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Delay the Filing of the Charter Amendment, or Abandon the Authorized Shares Increase

We reserve the right to delay the filing of the Charter Amendment or abandon the Authorized Shares Increase at any time, even if the Charter Amendment has been approved by stockholders at the Special Meeting. By voting in favor of the Charter Amendment, you are also expressly authorizing the Board to abandon the Authorized Shares Increase if the Board determines that such action is in the best interests of the Company and its stockholders.

No Appraisal Rights

Under Massachusetts Business Corporation Act, our Charter and our Bylaws, stockholders do not have a right to appraisal with respect to an amendment to our Charter to effect the Authorized Shares Increase.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of all the shares of common stock entitled to vote as of the Record Date is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this Proposal 1, unless otherwise specified. If stockholder approval for this Proposal is not obtained, then the Authorized Shares Increase will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

PROPOSAL TWO:

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of shares present in person or by represented by proxy at the Special Meeting and entitled to vote is required to approve Proposal Two. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the shareholders. However, if any other matters requiring the vote of the shareholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote for the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Investor Relations, CSP Inc., 175 Cabot Street, Suite 210, Lowell, Massachusetts 01854 or call the Company with your request at (978) 954-5040.

Whether or not you expect to be present at the Special Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Special Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

SOLICITATION

We will bear the entire cost of preparing and soliciting proxies. Brokers, banks and other nominees will be reimbursed for their reasonable out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of our common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain circumstances, be made personally or by telephone by directors, officers and certain of our employees.  In addition, we have engaged Saratoga Proxy Consulting LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $24,000 in total.

APPENDIX A
CHARTER AMENDMENT

D	The Commonwealth of Massachusetts
PC	William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation:	CSP INC.

(2) Registered office address:	215 BUNKER HILL STREET, CHARLESTOWN, MA 02129
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s):	III
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted:	, 2024
(month, day, year)

(5) Approved by:

(check appropriate box)

☐ the incorporators.

☐ the board of directors without shareholder approval and shareholder approval was not required.

☑ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

ARTICLE III IS BEING AMENDED TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 20,000,000, PAR VALUE $0.01.

_______________
P.C.	c156ds1006950c11334 01/13/05

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		COMMON	9,753,900	$0.01

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		COMMON	20,000,000	$0.01

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	/s/ VICTOR DELLOVO			,
(signature of authorized individual)

☐ Chairman of the board of directors,

☑ President,

☐ Other officer,

☐ Court-appointed fiduciary,

on this	day of	,	2024	.

VOTE BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

CSP INC. ATTN: GARY W. LEVINE 175 Cabot Street, Suite 210 LOWELL, MA 01854

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETATCH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following proposal:

Proposal 1. To approve an amendment to the Company's Articles of Organization to effect an increase in the total number of shares of common stock of the Company from 9,753,900 shares to 20,000,000 shares.

For ◻	Against ◻	Abstain ◻

The Board of Directors recommends you vote FOR the following proposal:

Proposal 2. To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal 1 if there are not sufficient votes at the time of the Special Meeting to adopt Proposal 1 or to establish a quorum.

For ◻	Against ◻	Abstain ◻

NOTE: In their discretion, the persons named as proxies may vote on such other business as may properly come before the meeting or any adjournment thereof.
For address change, mark here. ◻ (see reverse for instructions)
Please indicate if you plan to attend this meeting Yes No ◻ ◻

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If it is a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

CSP INC.

Special Meeting of Stockholders

June 26, 2024 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Victor Dellovo and Gary Levine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CSP Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM EST on June 26,, 2024, at CSP Inc.’s office at 1182 East Newport Center Drive, Deerfield Beach, Florida 33442, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change:

(If you noted any Address Change above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side**